Mileage program	12 Months Ended
Dec. 31, 2023
Mileage Program
Mileage program

23.	Mileage program

	2023	2022
Mileage program	2,739,189	2,533,410
Breakage	(734,316)	(664,106)
Total	2,004,873	1,869,304

Current	1,765,664	1,576,849
Non-current	239,209	292,455

Breakage consists of the estimate of miles with a high potential to expire without being used. IFRS 15 – “Revenue from Contract with Customers” provides for the recognition of revenue by the estimate (breakage) over the contractual period, therefore, before the miles are redeemed, given that this is not expected before expiration.

The calculation is based on the historical behavior of Smiles customers’ mileage consumption, and through statistical analysis, the Company’s projections of mileage redemption and the rate of mileage non-usage by customers, recognizing the corresponding breakage revenue.